SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  February 10, 2003



                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-3011                   36-2443580
       (State or other                (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File Number)           Identification No.)



1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA                     55415
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 First Quarter Earnings Press Release dated February 10, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On February 10, 2003, the Company issued the press release attached as
Exhibit 99.1, which sets out the Company's results of operations for the first quarter of fiscal 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         THE VALSPAR CORPORATION



Dated:  February 10, 2003                                By:  /s/Rolf Engh
                                                            --------------------
                                                         Name:  Rolf Engh
                                                         Title:  Secretary